United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

Black Diamond, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification No.)

2084 East 3900 South Salt Lake City, Utah	84124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 23, 2014, Black Diamond, Inc. (the “Company”) and Gregory Mountain Products, LLC (“Gregory”), its wholly-owned subsidiary, completed the sale of certain assets to Samsonite LLC (“Samsonite”) comprising Gregory’s business of designing, manufacturing, marketing, distributing and selling technical, alpine, backpacking, hiking, mountaineering and active trail products and accessories as well as outdoor-inspired lifestyle bags (the “Business”) pursuant to the terms of that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of June 18, 2014, by and among the Company, Gregory and Samsonite. Under the terms of the Purchase Agreement, Samsonite paid $84.135 million in cash for Gregory’s assets comprising the Business and assumed certain specified liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 23, 2014, and is incorporated herein by reference as though fully set forth herein.

Item 8.01 Other Events.

On July 23, 2014, the Company issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference as though fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information. The unaudited interim pro forma condensed consolidated statement of operations for the three months ended March 31, 2014, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 and the unaudited interim pro forma condensed consolidated balance sheet as of March 31, 2014 of Black Diamond, Inc. is hereby included as Exhibit 99.2 to this Report.

(d) Exhibits. The following exhibits are hereby filed as part of this Report:

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Samsonite LLC, Black Diamond, Inc. and Gregory Mountain Products, LLC, dated as of June 18, 2014 (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 23, 2014, and incorporated herein by reference).

99.1	Press release dated July 23, 2014.

99.2	Pro Forma Financial Information of Black Diamond, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK DIAMOND, INC.

Dated: July 28, 2014	By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Samsonite LLC, Black Diamond, Inc. and Gregory Mountain Products, LLC, dated as of June 18, 2014 (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 23, 2014, and incorporated herein by reference).

99.1	Press release dated July 23, 2014.

99.2	Pro Forma Financial Information of Black Diamond, Inc.